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                                                                    EXHIBIT 99.1



For Immediate Release



             AMEDISYS TO ANNOUNCE YEAR END EARNINGS ON MARCH 1, 2001

                   CONFERENCE CALL SCHEDULED FOR 4:15 P.M. EST


BATON ROUGE, Louisiana (February 26, 2001) - Amedisys, Inc. (OTC BB: "AMED"), one of America's leading home health nursing companies, today announced that it plans to release its operating results for the quarter and year ended December 31, 2000 on March 1, 2001. The Company will also host a conference call with the investment community at 4:15 p.m. EST the same day.

TO PARTICIPATE IN THE CONFERENCE CALL, PLEASE DIAL 888-222-2994 A FEW MINUTES BEFORE 4:15 P.M. EST ON MARCH 1, 2001. A REPLAY OF THE CONFERENCE CALL WILL BE AVAILABLE UNTIL MARCH 8, 2001, BY DIALING 800-428-6051. THE ACCESS CODE IS #165561 FOR THE REPLAY.

Amedisys, Inc., is a leading multi-regional provider of home health nursing services, and is headquartered in Baton Rouge, Louisiana. Its common stock trades on the OTC Bulletin Board under the symbol "AMED".

This press release includes statements that may constitute "forward-looking" statements, usually containing the words "believe", "estimate", "project", "expect" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products and services in the marketplace, competitive factors, changes in government reimbursement procedures, dependence upon third-party vendors, and other risks discussed in the Company's periodic filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

    Additional information on this Company can be found on the World Wide Web

                             http://www.amedisys.com

                    For further information, please contact:

             John Joffrion, Senior Vice President at (225) 292-2031
                                       or
    RJ Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893
                                  or via e-mail

                              at info@rjfalkner.com



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